SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 24, 2000


                                IMAGENETIX, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                       33-24138-D               87-0463772
         --------                       ----------               ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                                I.D. Number)


                       1635 West Bernardo Drive, Suite 101
                           San Diego, California 92127
                     --------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (858) 323-1688


                              Capital Growth, Inc.
                                55 West 200 North
                                Provo, Utah 84601
          -------------------------------------------------------------
         (Former name and former address, if changed since last report)

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


ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     As a result of the Agreement and Plan of Reorganization with Imagenetix, Inc., a Colorado corporation, described in Item 2, below, the Registrant's sole executive officer and director resigned and the following individuals were elected to the offices set forth opposite their names:

             Name                                  Position
             ----                                  --------

    William P. Spencer                    Chief Executive Officer, President and
                                            Director
    Debra L. Spencer                      Secretary, Treasurer and Director
    Patrick S. Millsap, Ph.D.               Vice President-Marketing
    Derek C. Boosey                       Vice President-International
    Charles L. Cochran, D.C.              Director
    Peter H. Antoniou, M.D.               Director


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On October 24, 2000, the Registrant completed the acquisition of Imagenetix, Inc., a Colorado corporation ("Imagenetix"), pursuant to an Agreement and Plan of Reorganization (the "Agreement") whereby 6,550,000 shares of Capital Growth's unregistered common stock were issued in exchange for all 6,500,000 outstanding shares of Imagenetix. The Imagenetix Warrant and Option Holders also exchanged all 2,790,000 warrants and 525,000 options outstanding for a like number of warrants and options of the Registrant.

     After taking into account the cancellation of 22,500,018 of the 24,500,018 outstanding shares of the Registrant's common stock and 5,731,250 of the 6,125,000 outstanding warrants of the Registrant by certain principal stockholders and others, there are now 8,550,000 outstanding shares of common stock of the reorganized Registrant, together with 3,183,750 outstanding warrants and 525,000 outstanding options of the Registrant.

     On October 25, 2000, the Registrant changed its name to "Imagenetix, Inc."

     Imagenetix develops, formulates and markets leading edge nutritional supplements and skin care products primarily to network marketing companies.


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     See Item 1, above.


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


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a) (1) The Registrant will provide the financial statements required in connection with the transaction set forth in Item 2 hereof within 60 days from the date hereof.

         (b)   Exhibits:

               10.01  Agreement and Plan of Reorganization



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IMAGENETIX, INC.
                                     (Registrant)

                                     By  /s/ William P. Spencer
                                        ----------------------------------------
                                        William P. Spencer
                                        Chief Executive Officer



Dated: October 31, 2000
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